UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
__________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 23, 2009
__________________________

FIREPOND, INC.
(Exact Name of Registrant as Specified in its Charter)
__________________________

Delaware	000-28515	20-3446646
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Civic Center Plaza, Suite 310, Mankato, Minnesota  56001
 (Address of Principal Executive Offices) (Zip Code)

(507) 388-0400
(Registrant’s telephone number,
including area code)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)           Effective February 23, 2009, directors Francis Knuettel II, Scott Kline and Audrey Spangenberg resigned from the Board of Directors and each of their respective committees of the Board of Directors.

Mr. Knuettel was Chairman of the Audit Committee and a member of the Compensation and Nominating Committees.

Mr. Kline was chairman of the Compensation Committee and a member of the Nominating Committee.

Ms. Spangenberg was a member of the Audit Committee.

The resignations of Mr. Knuettel, Mr. Kline and Ms. Spangenberg were submitted in conjunction with the foreclosure and sale of the Company’s assets to FP Tech Holdings, LLC on February 23, 2009.  The Company ceased business operations on the same date.

There are no known disagreements with Mr. Knuettel, Mr. Kline or Ms. Spangenberg.

(b)           In conjunction with the foreclosure and sale of the Company’s assets, Mr. L. Bradlee Sheafe, President, and William P. Stelt, Chief Financial Officer, resigned their respective positions with the Company.

(c)           In conjunction with the resignations of Mr. Sheafe as President and Mr. Stelt as Chief Financial Officer, Stephen Peary, age 60,  was appointed Chief Executive Officer and Chief Financial Officer of the Company.  Mr. Peary is charged with the wind up of the corporate activities of the Company.

At February 23, 2009, Mr. Peary was the General Counsel of the Company, a position Mr. Peary retains.   Also, Mr. Peary previously served as Chief Financial Officer of the Company and its predecessor from April 2005 to May 2008.  From October 2004 to April 2005, Mr. Peary was a consultant to the Company’s predecessor.  Prior to that, Mr. Peary ran his own consulting firm, Stinson Capital Management, LLC.

Mr. Peary is not related to any previous directors, officers or stockholders of the Company, nor is or has he been engaged in any related person transactions with the Company, except as an employee and the salary received there from.

(d)           In conjunction with the resignations of Mr. Knuettel, Mr. Kline and Ms. Spangenberg, Mr. Peary was also appointed to the Board of Directors and charged with the wind up of the corporate activities of the Company.

Mr. Peary is not related to any previous directors, officers or stockholders of the Company, nor is or has he been engaged in any related person transactions with the Company, except as an employee and the salary received there from.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIREPOND, INC.

Date: March 24, 2009	By:	/s/ Stephen Peary
Stephen Peary
Chief Financial Officer